Exhibit 12(b)
SECTION 906 CERTIFICATIONS
In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:   /s/  Wallace R. Weitz
         Wallace R. Weitz
         President
Date: May 22, 2018
By:   /s/  Kenneth R. Stoll
         Kenneth R. Stoll
         Chief Financial Officer
Date: May 22, 2018